SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 20, 2007


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




VSE CORPORATION

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 15, 2007, the Board of Directors of VSE Corporation (the "Board") elected retired U.S. Air Force General Ralph E. "Ed" Eberhart to the Board. Prior to Mr. Eberhart's election, the Board had increased the size of the Board from seven members to eight members. The Board is now composed of eight members.

The Board has also appointed General Eberhart to serve as a member on its Planning, Compensation, and Nominating and Corporate Governance Committees.

A copy of the August 20, 2007 press release announcing the election of General Eberhart is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in this press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01  Financial Statements and Exhibits

         (d)  Exhibits

              Exhibit
              Number
              -------
               99.1 VSE Corporation Press Release dated August 20, 2007, announcing the election of retired U.S. Air Force General Ralph E. "Ed" Eberhart to the VSE Board of Directors







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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   VSE CORPORATION
                                                   (Registrant)



Date:  August 21, 2007                         By: /s/ C. S. Weber
                                                   -----------------------------
                                                   C. S. Weber
                                                   Secretary









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